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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 1997


                                 CAPITAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                     2-26080                       59-2160717
---------------              ------------                 -------------------
(State or other              (Commission                     (IRS Employer
jurisdiction of              File Number)                 Identification No.)
incorporation)


                   1221 BRICKELL AVENUE, MIAMI, FLORIDA 33131
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 536-1500


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5:  OTHER EVENTS.

         Attached hereto as Exhibit 20.1 is the press release regarding the announcement by Capital Bancorp stating that it has been advised by the Nasdaq Stock Market, Inc. that Nasdaq is seeking to delist Capital Bancorp's Common Stock from the Nasdaq National Market.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  20.1     Press Release



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 1997                     CAPITAL BANCORP

                                              BY: /s/ LUCIOUS T. HARRIS
                                                  ------------------------------
                                                  Lucious T. Harris, Senior Vice
                                                  President and Treasurer